Exhibit 99.2

            I, Christopher A. Zigmont, Chief Financial Officer of Wire One Technologies, Inc., (the "Company"), pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, do hereby certify as follows:

1. The quarterly report on Form 10-Q of the Company for the period ended March 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in such Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

IN WITNESS WHEREOF, I have executed this Certification this 15th day of May,
2003.


                                              /s/ Christopher A. Zigmont
                                              ----------------------------------
                                              Christopher A. Zigmont
                                              Executive Vice President
                                              and Chief Financial Officer